SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

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1)	Title of each class of securities to which transaction applies:

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Marathon Value Portfolio

a series of

Northern Lights Fund Trust III

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 17, 2021

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Marathon Value Portfolio (the “Portfolio”), to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on May 17, 2021 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Kovitz Investment Group Partners, LLC, the Portfolio’s proposed new investment adviser. There will be no changes with respect to the Portfolio’s investment strategy and investment objective as a result of the new investment adviser.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 7, 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 13, 2021.

By Order of the Board of Trustees

/s/ Eric Kane

Eric Kane, Esq., Secretary

April 13, 2021

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON May 17, 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/marathon/docs/specialmeeting2021.pdf.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Marathon Value Portfolio

a series of

Northern Lights Fund Trust III

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 17, 2021

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”) on behalf of Marathon Value Portfolio (the “Portfolio”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on May 17, 2021 at 10:00 a.m. Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 13, 2021.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, with respect to the Portfolio, and Kovitz Investment Group Partners LLC (“Kovitz”), the Portfolio’s proposed new investment adviser. There will be no changes with respect to the Portfolio’s investment strategy and investment objective as a result of the new investment adviser.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on April 7, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Portfolio’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.marathonvalue.com, sending a written request to the Portfolio, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-800-788-6086.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND KOVITZ INVESTMENT GROUP PARTNERS LLC

The Board is requesting that shareholders approve the New Advisory Agreement between the Trust, on behalf of the Portfolio, and Kovitz. Approval of the New Advisory Agreement will lower the unitary fee paid by the Portfolio’s shareholders, and will not change the Portfolio’s investment strategy or objective. No changes to other service providers or the operations of the Trust are proposed, planned or anticipated at this time.

Overview and Background

Gratus Capital LLC (“Gratus”) began serving as the Portfolio’s investment adviser on May 1, 2016 pursuant to an interim advisory agreement approved by the Board on March 24, 2016. The investment advisory agreement with Gratus (the “Current Agreement”) was approved by shareholders on June 10, 2016, and was last renewed by the Board on February 17, 2021. Gratus informed the Board that it intended to resign as adviser to the Portfolio upon shareholder approval of a new investment advisory agreement with Kovitz (the “New Advisory Agreement”). Gratus explained that Kovitz’s greater operational and financial resources could attract more assets to the Portfolio and create economies of scale. Under the New Advisory Agreement, Mitchell Kovitz, Jonathan Shapiro and Joel Hirsh will serve as portfolio managers to the Portfolio. Gratus shall remain as adviser to the Portfolio until shareholders approve the New Advisory Agreement (or any subsequent advisory agreement in the event shareholders do not approve the New Advisory Agreement). Gratus has recommended to the Board that Kovitz be approved as investment adviser to the Portfolio. Gratus and Kovitz are both wholly owned subsidiaries of Focus Operating, LLC.

At a meeting on February 17, 2021 conducted via videoconference pursuant to SEC Release Order No. 33897 (the “Board Meeting”), the Trustees approved the New Advisory Agreement subject to shareholder approval. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a “majority” of the outstanding shares of the Portfolio as that term is defined in the 1940 Act. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with Kovitz.

The New Advisory Agreement is substantially the same as the Current Advisory Agreement, except for: (i) the date of its execution, effectiveness, and termination are changed, (ii) the New Advisory Agreement names Kovitz rather than Gratus as the Portfolio’s investment adviser, (iii) the New Advisory Agreement clarifies that the scope of the administrative services to be offered by Kovitz do not include those services already provided by the Portfolio’s administrator, (iv) the New Advisory Agreement clarifies that the expenses paid by the Portfolio, consistent with the Portfolio’s current practice, include fees and salaries of the independent trustees and costs of insurance and fidelity bonds, (v) the advisory fee paid to Kovitz under the New Advisory Agreement is lower than the advisory fee paid to Gratus under the Current Advisory Agreement, (vii) Delaware law will govern the

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terms of the New Advisory Agreement and (viii) certain other non-material changes. The effective date of the New Advisory Agreement will be the date shareholders of the Portfolio approve the New Advisory Agreement.

Kovitz is a registered investment adviser that provides high net worth individuals, institutions and financial professionals with asset management and advisory strategies. Kovitz focuses on long-term investment solutions, backed by its own stringent research. Kovitz has an investment team with over 70 combined years of experience. If shareholders approve the New Advisory Agreement, Kovitz’s investment team will serve as portfolio managers for the Portfolio and will continue the same investment strategy currently pursued by the Portfolio. Shareholder approval of the New Advisory Agreement will decrease the unitary fee by the Portfolio’s shareholders from 1.10% of the Portfolio’s average daily net assets to 0.99% of the Portfolio’s average daily net assets and, as a result, the total fees and expenses paid by shareholders are expected to decrease.

The Advisory Agreements

Both the New Advisory Agreement and Current Advisory Agreement (collectively, the “Advisory Agreements”) provide that the investment adviser will, among other things, (i) continuously furnish an investment program for the Portfolio in a manner consistent with the Portfolio’s investment objectives, policies and restrictions, (ii) determine securities to be purchased, sold, retained or lent by the Portfolio and (iii) implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected. The table below reflects the compensation earned by the adviser under each agreement as an annual unitary advisory fee:

Advisory Fee Under the Current Advisory Agreement	Advisory Fee Under the New Advisory Agreement
1.10%	0.99%

Pursuant to the Advisory Agreements, from this advisory fee, the adviser pays all of the Portfolio’s operating expenses, excluding brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Portfolio may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Portfolio will also pay expenses authorized pursuant to Rule 12b-1 under the 1940 Act which are not expected to change.

The New Advisory Agreement, like the Current Advisory Agreement, will automatically terminate on assignment and is terminable on 60 days’ notice by the Board. In addition, either Advisory Agreement may be terminated by the adviser on 60 days’ notice to the Board. Both Advisory Agreements provide that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

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At the Board Meeting, the Board noted the similarities between the Advisory Agreements and the investment process. The Board discussed that the advisory fee under the New Advisory Agreement would be lower than the advisory fee under the Current Advisory Agreement. The Board considered that, other than the advisory fee, effective dates and termination dates, the terms of the Advisory Agreements were substantially the same. The Board also considered that the investment strategy, investment objective and investment restrictions would also remain the same under the New Advisory Agreement. Therefore, after review of the factors required in approving an investment adviser, which are described below in “Evaluation by the Board of Trustees”, the Board determined to approve Kovitz as an investment adviser to the Portfolio.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Kovitz. If the New Advisory Agreement with Kovitz is not approved by shareholders, the Current Advisory Agreement with Gratus will continue while the Board and Kovitz consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The Board most recently approved the Current Advisory Agreement at a meeting of the Board held on February 17, 2021. The Current Advisory Agreement will continue in effect through March 18, 2022 if the New Agreement is not approved. The effective date of the New Advisory Agreement will be the date shareholders of the Portfolio approve the New Advisory Agreement and will continue in effect for an initial period of two years.

Each of the Advisory Agreements provides that it will continue in effect from year to year after its current period ends, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event its continuance is also approved by a majority of the independent Trustees of the Board pursuant to the requirements of the 1940 Act or the rules, guidance or exemptive relief thereunder.

The description in this Proxy Statement of the New Advisory Agreement is only a summary. The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement.

Information Concerning Gratus

Gratus is a Delaware limited liability company located at 3350 Riverwood Parkway, Suite 1550, Atlanta, GA 30339. Gratus is part of the Focus Financial Partners, LLC (“Focus LLC”) partnership. Specifically, Gratus is a wholly owned subsidiary of Focus Operating, LLC (“Focus Operating”), which is a wholly owned subsidiary of Focus LLC. Focus Financial Partners Inc. (“Focus Inc.”) is the sole managing member of Focus LLC and is a public company traded on the NASDAQ Global Select Market. Focus Inc. owns approximately two-thirds of the economic interests in Focus LLC. The headquarters for Focus Financial Partners is located at 875 Third Avenue, 28th Floor, New York, NY 10022.

Hank McLarty is the chief executive officer of Gratus. Mr. McLarty’s principal occupation is serving as the President of Gratus. Mr. McLarty’s address is 3350 Riverwood Pkwy, Ste 1550, Atlanta, GA 30339.

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Information Concerning Kovitz

Kovitz is a Delaware limited liability company located at 71 S. Wacker Dr., Suite 1860, Chicago, IL 60606. Like Gratus, Kovitz is also a part of the Focus LLC partnership. Specifically, Kovitz is also a wholly owned subsidiary of Focus Operating, as described above. Mitchell Kovitz is the chief executive officer of Kovitz. His principal occupation is serving in this capacity for Kovitz. Mr. Kovitz’s address is 71 S. Wacker Dr., Suite 1860, Chicago, IL 60606.

Business History of the Portfolio

The Portfolio was reorganized on March 8, 2013 from a series of Unified Series Trust, an Ohio business trust (the “Predecessor Fund”), to a series of Northern Lights Fund Trust III, a Delaware statutory trust (the “Reorganization”). The Predecessor Fund commenced operations on December 18, 2002. Shareholders of the Predecessor Fund received shares of the Portfolio in the Reorganization. The Predecessor Fund is the successor to the Marathon Value Portfolio, a series of the AmeriPrime Funds, which commenced operations on March 12, 1998.

Gratus began providing investment advisory services to the Portfolio on May 1, 2016. The following table reflects the amount of advisory fees earned by Gratus for the fiscal year ended September 30, 2020 and the amount of advisory fees Kovitz would have earned under the New Advisory Agreement had it been in place for the fiscal year ended September 30, 2020:

Advisory Fees Under the Current Advisory Agreement for the fiscal year ended September 30, 2020	Pro Forma Advisory Fees Under the New Advisory Agreement for the fiscal year ended September 30, 2020	Difference of
$625,559	$563,003	0.11%

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the New Advisory Agreement with Kovitz. The Board noted that Kovitz was the investment adviser to Green Owl Intrinsic Value Fund, a mutual fund with a similar investment objective to the Portfolio. As of the October 31, 2020 fiscal year end of Green Owl Intrinsic Value Fund, it had $77,757,815 in assets. Under the terms of the advisory agreement on behalf of Green Owl Intrinsic Value Fund, Kovitz is entitled to an advisory fee of 1.00% of the average daily net assets of the fund. For fiscal year ended October 31, 2020, Kovitz earned advisory fees of $782,543. Kovitz waived $184,529 of its fees pursuant to its agreement to waive fees and/or reimburse other expenses so that total fund operating expenses do not exceed 1.10%.

The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Board member may have afforded different weight to the various factors in reaching conclusions with respect to the New Advisory Agreement.

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Nature, Extent and Quality of Service. The Board recognized that Kovitz was founded in 2003 and provided customized financial planning services and proprietary investment management strategies to high net worth individuals, institutions, and financial professionals. The Board observed that Kovitz’s investment personnel had a wide range of investment experience and notable educational credentials. The Board discussed that Kovitz’s investment process was based on rigorous screening and research of a company’s fundamental principles. The Board remarked that Kovitz considered capital preservation and margin of safety as core to its investment philosophy, and selected companies for investment that were trading at a discount to its intrinsic value. The Board commented that Kovitz managed risk in part through sector and industry diversification. The Board acknowledged that Kovitz’s portfolio management team would monitor and review the Portfolio’s holdings to ensure compliance with the Portfolio’s investment limitations. The Board noted that Kovitz selected broker-dealers on the basis of best execution and reported no material compliance or litigation concerns in the past three years. The Board discussed that Kovitz had a robust infrastructure with qualified professionals capable of assuming management responsibilities for the Portfolio. The Board concluded that Kovitz could be expected to provide quality service to the Portfolio and its shareholders.

Performance. The Board reviewed the performance information provided by Kovitz regarding a mutual fund and a separately managed account strategy with a similar value-oriented investment philosophy as the Portfolio. The Board commented that the mutual fund slightly trailed the Portfolio over the 1- and 5-year periods. The Board recognized that the mutual fund underperformance relative to the S&P 500 TR Index was not unexpected given that growth stocks had outperformed value stocks in recent years. The Board concluded that Kovitz should be permitted to manage the Portfolio’s portfolio over a full market cycle for investors seeking a value-oriented strategy.

Fees and Expenses. The Board observed that Kovitz’s proposed 0.99% unitary fee for the Portfolio was lower than the unitary fee charged by the Portfolio’s current adviser and that its net expense ratio was in line with the peer group median. Given these and other considerations, the Board concluded that the proposed advisory fee for the Portfolio was not unreasonable.

Economies of Scale. The Board discussed the size of the Portfolio and its prospects for growth. The Board concluded that, based on the size of the Portfolio, meaningful economies justifying breakpoints would be unlikely during the initial term of the investment advisory agreement, but noted that Kovitz had agreed to discuss the implementation of breakpoints as the Portfolio’s assets grew and Kovitz achieved economies of scale related to its operations. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed Kovitz’s projected profitability analysis in connection with the Portfolio. The Board noted that Kovitz expected to realize a modest profit over the initial two-year term of the investment advisory agreement with respect to the Portfolio. The Board concluded that Kovitz’s expected level of profitability was not excessive.

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Conclusion. Having requested and received such information from Kovitz as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the proposed advisory fees were not unreasonable and that approval of the investment advisory agreement was in the best interests of the Trust and the shareholders of the Portfolio.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Portfolio vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

The Portfolio is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The Board of Trustees supervises the business activities of the Portfolio. Like other mutual funds, the Portfolio retains various organizations to perform specialized services. The Portfolio retains Gratus as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as principal underwriter and distributor of the Portfolio. Gemini Fund Services, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Portfolio with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 1,872,371.2430 shares of beneficial interest of the Portfolio issued and outstanding.

All shareholders of record of the Portfolio on the Record Date are entitled to vote at the Meeting on the proposal to approve the proposed New Advisory Agreement. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

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An affirmative vote of the holders of a “majority” of the outstanding shares of the Portfolio is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Portfolio means the vote of (1) 67% or more of the voting shares of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Portfolio, whichever is less.

Abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the meeting. As a result, with respect to the approval of the proposed New Advisory Agreement, abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. Because broker-dealers (in the absence of specific authorization from their customers) do not have discretionary authority to vote shares held beneficially by their customers on the proposal to approve the New Advisory Agreement, there are unlikely to be any “broker non-votes” at the Meeting. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the proposal). A signed proxy card received from a shareholder that does not specify how the shareholder’s shares should be voted on the proposal will be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the meeting and will be deemed an instruction to vote such shares in favor of the proposal. An unsigned proxy card will not be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the meeting, and they will not be considered an affirmative vote for any proposal.

Under the Trust’s Declaration of Trust, a quorum is constituted by the presence or by proxy of 33 1/3% of the outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for the Proposal are not received, the secretary of the Meeting or the holders of the majority of the shares of the Portfolio present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

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Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Portfolio:

Name and Address	Shares	Percentage of Fund
Charles Schwab & Co. INC. Special Custody Account FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104	1,453,763.0370	77.64%
National Financial Services Corp. The Exclusive Benefit of our Customers 1 World Financial Center New York, NY 10281	111,537.4780	5.96%

Charles Schwab & Co. INC. is a California corporation and may be deemed to control the Fund.

Shareholders owning more than 25% of the outstanding shares of the Portfolio are considered to “control” the Portfolio, as that term is defined under the 1940 Act. Persons controlling the Portfolio may be able to determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Portfolio as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Portfolio.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Eric Kane, Esq., Secretary, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

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COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST Fund Solutions are approximately $11,900. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Kovitz. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Portfolio of whom they have knowledge, and Kovitz will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Gratus and Kovitz may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-788-6086, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

A copy of the Portfolio’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.marathonvalue.com, sending a written request to the Portfolio, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-800-788-6086.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 17, 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.com/marathon/docs/specialmeeting2021.pdf.

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BY ORDER OF THE BOARD OF TRUSTEES

Eric Kane, Esq., Secretary

Dated: April 13, 2021

If you have any questions before you vote, please call our proxy information line at 1-866-856-4969. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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LOGO HERE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE
*****BOXES FOR TYPSETTING PURPOSES ONLY*****
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 800-591-6313 Monday through Friday 9 a.m. to 10 p.m. Eastern

CONTROL NUMBER **12345678910**

Marathon Value Portfolio

The undersigned shareholder of the Marathon Value Portfolio fund (the "Fund"), hereby nominates, Richard Malinowski and Eric Kane, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust, on May 17, 2021 at 10:00 a.m., Eastern time, at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313 **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2021. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/marathon/docs/specialmeeting2021.pdf

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Marathon Value Portfolio

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST III

and

KOVITZ INVESTMENT GROUP PARTNERS, LLC

AGREEMENT, made as of February 17, 2021 between Northern Lights Fund Trust III, a Delaware statutory trust (the “Trust”), and Kovitz Investment Group Partners, LLC, a Delaware limited liability company (the "Adviser"), located at 115 South Lasalle Street, 27th Floor, Chicago, IL 60603.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as the “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans

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are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator unaffiliated with the Adviser (the “Administrator”). The Adviser shall provide such additional administrative services as reasonably requested in writing by the board of trustees of the Trust (the “Board of Trustees” and each member thereof a “Trustee”) or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser or between the Trust and its Administrator. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by the Administrator or employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, Administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

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1.2.5 Books and Records. Assure that all financial, compliance, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist the Administrator in preparing all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”) where the Adviser serves as the investment adviser to such Additional Series, Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust, including a majority Trustees who are not interested persons under the Act, and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least thirty (30) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2. Expenses of the Fund.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, Administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates, if any, or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”); and all other operating expenses not specifically assumed by the Fund.

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In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall pay: (a) all brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); (b) fees and salaries payable to the Trust’s Trustees and officers who are not officers or employees of the Adviser or any underwriter of the Trust; (c) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; and (d) such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

The Adviser may obtain reimbursement from the Fund, at such time or times as it may determine in its sole discretion, for any of the expenses advanced by the Adviser, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to this Agreement.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last business day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance the terms of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

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5.2 Ownership. All records required to be maintained and preserved pursuant to the provisions or rules or regulations of the Securities and Exchange Commission by the Trust or by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act (the “Code”) and will provide the Trust with a copy of the Code and evidence of its adoption. The Adviser will provide to the Board of Trustees of the Trust at least annually a written report that describes any issues arising under the Code since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

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11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer, agent or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

With respect to the existing Fund, the term of this Agreement shall begin as of [ ], 2021. With respect to each new Fund, the term of this Agreement shall begin as of the date and year upon which the Fund this Agreement is approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not parties to this Agreement or interested persons of either party hereto, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees ; PROVIDED, that in either event such continuance is also approved annually by the vote, cast at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

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14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of the Board of Trustees, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust III and each Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

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18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust as confidential and shall not disclose any such records or information to any other person, except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust. Notwithstanding the foregoing, the Adviser and the Adviser's officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST III

By: _________________

Name: Richard A. Malinowski

Title: President

KOVITZ INVESTMENT GROUP PARTNERS, LLC

By: _________________

Name:

Title:

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NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS OF THE FUND
Marathon Value Portfolio	0.99%

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